                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) :
                                 November 19, 1999

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                            Lucent Technologies Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                  1-11639                                              22-3408857
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      (Commission File Number)                               (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey                                    07974
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(Address of principal executive offices)                                      (Zip Code)

                                 (908) 582-8500
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                         (Registrant's Telephone Number)
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Item 5.  Other Events.

         Lucent operates in the global telecommunications networking industry and has three reportable segments: Service Provider Networks ("SPN"), Enterprise Networks ("Enterprise") and Microelectronics and Communications Technologies ("MCT"). SPN provides public networking systems and software to telecommunications service providers and public network operators around the world and includes Optical, Wireless, Data Networking, Switching and Access, Communications Software, NetCare Professional Services for Service Providers and Engineering Services. Enterprise develops, manufactures, markets, and services advanced communications products and data networking systems for business customers and includes Enterprise Voice, Enterprise Data Networking, NetCare Professional Services for Enterprise Networks, Government Solutions and Systimax. MCT designs and manufactures high performance integrated circuits, power systems and optoelectronic components for applications in the communications and computing industries and includes Communications Semiconductors, Optoelectronics, Power Systems, Fiber Optics, New Ventures and Intellectual Property Licensing. The following table presents Lucent's external revenues and operating income for each of the three reportable segments for the years ended September 30, 1999, 1998 and 1997. Reconciliations to totals, certain adjustments used in determinating operating income, and other information will be provided in Lucent's Annual Report on Form 10-K for fiscal year 1999.


                               EXTERNAL REVENUES
                                 (in billions)

                                   1999          1998          1997
                                   ----          ----          ----
Service Provider Networks          $23.6         $19.1         $15.7
Enterprise Networks                  8.6           8.0           6.3
Microelectronics and                 5.4           4.6           4.2
Communications
Technologies


                                OPERATING INCOME
                                  (in billions)

                                    1999          1998          1997
                                    ----          ----          ----
Servoce Provider Networks           $4.6          $3.1          $1.5
Enterprise Networks                  0.6           0.6           0.7
Microelectronics and                 0.9           0.6           0.5
Communications
Technologies



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             LUCENT TECHNOLOGIES INC.



Date:  November 19, 1999                     By:    /s/    James S. Lusk
                                                    Name:  James S. Lusk
                                                    Title: Senior Vice President
                                                           and Controller